                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): JULY 23, 1998.



                           LYONDELL CHEMICAL COMPANY

            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

          1-10145                                95-4160558
  (Commission File Number)           (I.R.S. Employer Identification No.)



1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS             77010
(Address of principal executive offices)                   (Zip Code)


                                (713) 652-7200
             (Registrant's telephone number, including area code)

                        LYONDELL PETROCHEMICAL COMPANY
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OF ASSETS

As of July 28, 1998, Lyondell Chemical Company, formerly Lyondell Petrochemical Company ("Lyondell"), completed its acquisition of all outstanding shares of ARCO Chemical Company ("ARCO Chemical"). ARCO Chemical is the world's largest producer of propylene oxide and is a leading worldwide producer and marketer of polyether polyols, propylene glycol, propylene glycol ethers, toluene diisocyanate, styrene monomer and methyl tertiary butyl ether. The description of the business and properties of ARCO Chemical contained in Item 1 and 2 of ARCO Chemical's Annual Report on Form 10-K for the year ended December 31, 1997 is incorporated herein by reference.

In connection with the acquisition of ARCO Chemical, Lyondell executed a bank credit agreement providing for aggregate borrowings of up to $7 billion ("Bank Credit Facility"). The Bank Credit Facility includes four separate term loans in the amounts of (a) $2 billion to be amortized over five years, (b) $1.25 billion to be amortized over seven years, (c) $1.25 billion with principal maturing in one year and (d) $2 billion with principal maturing in two years, as well as a five-year revolving credit facility of up to $500 million.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired

          1. ARCO Chemical consolidated balance sheets as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997 which are included on pages 22 through 47 of its annual report on Form 10-K for the year ended December 31, 1997, filed by ARCO Chemical Company on March 13, 1998 (File No. 1-9678), as amended on May 14, 1998, which financial statements, to the extent herein described, are incorporated herein by reference.

          2. ARCO Chemical consolidated balance sheets as of March 31, 1998 and December 31, 1997 and the consolidated statements of income, cash flows and comprehensive income for the three months ended March 31, 1998 and 1997, which are included on pages 1 through 9 in its quarterly report on Form 10-Q for the three months ended March 31, 1998, filed by ARCO Chemical Company on April 29, 1998 (File No. 1-9678), which financial statements, to the extent herein described, are incorporated herein by reference.

     (b) Unaudited pro forma financial information

         As permitted by Item 7(b)(2) of Form 8-K, Lyondell will file the required pro forma financial information relating to ARCO Chemical and the acquisition thereof by Lyondell as soon as practicable, but in no event later than 60 days after August 7, 1998.

     (c) Exhibits

           Exhibit                  Document                       Page No.
           -------                  --------                       --------

              23           Consent of PricewaterhouseCoopers LLP      4

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LYONDELL CHEMICAL COMPANY



                              By:   /s/ Van Billet
                                  -----------------------------------
                                  Van Billet
                                  Vice President and Controller
                                  (Principal Accounting Officer)


Date:  August 6, 1998


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